Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.26P

TWELFTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC. AND CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Twelfth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. Upon execution by CSG and Customer, the effective date of this Amendment is January 23, 2018 (the “Effective Date”).

WHEREAS, CSG provides via CSG’s Affiliate, CSG Media, LLC (“Media”), certain proprietary content monetization and management software known as the “Ascendon System,” which software is generally made available as a Software as a Service (commonly known as “SaaS”);

WHEREAS, Customer has requested that CSG make available to Customer under the Agreement the Ascendon System and certain services and software related to the Ascendon System (as more specifically defined as “Ascendon SaaS Services” below); and

WHEREAS, the Parties are entering into this Amendment to prescribe the terms and conditions by which CSG shall make available to Customer the Ascendon System and Ascendon SaaS Services pursuant to one or more Ascendon Service Orders (as defined below) and/or Statements of Work.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, CSG and Customer agree to the following as of the Effective Date (defined above):

1.    Customer desires to use, and CSG agrees to provide the Ascendon System and Ascendon SaaS Services as described herein, under the Agreement.  Therefore, upon execution of this Amendment, the following changes are hereby made to the Agreement:

a)    Schedule C, "Recurring Services," of the Agreement shall be amended to include the following:

Ascendon Services………………………………………………………………………….Exhibit C-12

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

b)    Schedule C of the Agreement, entitled “RECURRING SERVICES” is hereby amended by adding Exhibit C-12, entitled “Ascendon Services”, in the form attached as Attachment A hereto, including the various Attachments attached thereto.

2.    Further, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, “Fees,” section of the Agreement entitled “CSG Services,” is hereby amended by adding a new Section XII. entitled “Ascendon System and Ascendon Services”, as follows:

CSG Services

XII. Ascendon System and Ascendon Services

Description of Item/Unit of Measure	Frequency	Fee
A.Ascendon SaaS Services (Note 1)	*** *******	*****
B.Ascendon Technical Services
1.Startup/Implementation/Configuration (Note 2 and Note 3)	*** *******	*****
2.Ascendon Additional Services (Note 4)	*** *******	*****

Note 1: Customer’s right to access and utilize the Ascendon System and Ascendon SaaS Services requires Customer to execute with CSG an Ascendon Service Order under this Agreement.  The fees applicable to Customer’s access to and use and CSG’s provision of the Ascendon System and Ascendon SaaS Services are as set forth in each applicable Order Document executed by Customer and CSG and/or to the extent an Ascendon SaaS Service is integrated or made available with a Product or Service that is not the Ascendon System or Ascendon SaaS Services, the fees may also be included in another section of this Schedule F that corresponds to such Product or Service that is not the Ascendon System or Ascendon SaaS Services.

Note 2:  Set-up and implementation fees for the Ascendon System and Ascendon SaaS Services shall be prescribed in one or more Statements of Work executed by the Parties.

Note 3: Technical Services provided by CSG in connection with the Ascendon System and Ascendon SaaS Services shall be provided at the applicable Technical Services hourly rate set forth in CSG Services, Section VII of Schedule F, unless otherwise agreed to by the Parties in writing.

Note 4: ****** ** ******** ********** ******** ***** ** ********* ******** ** ** ***** ********, CSG shall provide Customer Ascendon Additional Services at the applicable Technical Services hourly rate set forth in CSG Services, Section VII of Schedule F, unless otherwise agreed to by the Parties in writing, billable in ******* (**) ****** **********.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Effective Date (defined above).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Agnvall	By: /s/ Gregory L. Cannon
Title: VP Spectrum Enterprise Video	Title: Gregory L. Cannon
Name: Peter Agnvall	Name: SVP, Secretary & General Counsel
Date: Sep 10, 2018	Date: 9/12/18

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT A

Exhibit C-12

Ascendon Services

ARTICLE 1

GENERAL

ARTICLE 1.GENERAL

1.1Definitions.

(a)Capitalized terms used but not defined in this Exhibit shall have the definitions set forth in the Agreement or Attachment 1.1(a). The Parties acknowledge the defined terms in this Exhibit, including Attachment 1.1(a), but not defined in the Agreement, shall apply solely to the Ascendon System and Ascendon Services.

(b)For purposes of applying the general terms and conditions of the Agreement to the Ascendon System and Ascendon Services prescribed in this Exhibit and any Order Document (defined below) executed hereunder, and after giving effect to the amendments and clarification of terms of the Agreement that apply to the Ascendon System and Ascendon Services as set forth in this Exhibit, the following definitional principles under the Agreement shall apply as follows with respect to the Ascendon System and Ascendon Services:

(i)

each reference in the Agreement to a Deliverable shall be deemed to include a reference to an identifiable work product to be delivered by CSG to Customer as specified in a Statement of Work executed pursuant to an Ascendon Service Order;

(ii)

the Ascendon System shall be deemed a Product under the Agreement; provided such characterization (1) is only for purposes of applying the general terms and conditions of the Agreement and (2) shall not affect the characterization of the Ascendon System and the Ascendon Services performed in connection therewith as SaaS for tax purposes;

(iii)

except as specifically provided in an Ascendon Service Order, a Consumer accessing the Ascendon System or using or receiving Ascendon SaaS Services shall not be deemed a Subscriber, Connected Subscriber or similar term for purposes of determining under the Agreement or any Statement of Work executed under the Agreement (x) applicable fees for any Products or Services other than the Ascendon System or Ascendon SaaS Services and/or (y) Customer’s compliance with any minimum fee purchases or Subscriber commitments (e.g., Minimum Commitments, Subscriber Months, etc.) with respect to any Products or Services other than the Ascendon System or Ascendon SaaS Services;

(iv)	each reference to Customer Intellectual Property shall be deemed to include Customer Applications (if any), Customer Integrations, Customer Content and Customer Site(s);

(v)	each reference to Support Services shall be deemed a reference to Ascendon Support Services (as defined in Section 4.1 below); and

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(vi)	each reference to Updates shall be deemed a reference to Ascendon Updates (as defined in Section 4.1 below).

1.2Scope and Conflict. This Exhibit, including all Attachments and Schedules attached hereto, specifically applies to CSG’s performance and/or provision, and Customer’s use and receipt of the Ascendon System and Ascendon Services.  Unless otherwise expressly provided in this Exhibit or an applicable Order Document (as defined below), in no event will any terms, conditions or fees set forth in this Exhibit or an applicable Order Document apply to CSG’s or Customer’s rights and obligations with respect to any Products or Services made available by CSG to Customer that are not the Ascendon System or Ascendon Services.  Similarly, in no event will any terms or conditions set forth in this Exhibit or an applicable Order Document alter or modify the rights or remedies of Customer and/or CSG under the Agreement in the event of termination of the Agreement in its entirety or a particular Product or Service provided by CSG to Customer under the Agreement that are not the Ascendon System and/or Ascendon Services.  Except as provided in this Exhibit or an applicable Order Document, all other terms of the Agreement which are not in conflict with this Exhibit or such Order Document shall be given full force and effect with respect to each Party’s performance under the Agreement, as modified by this Exhibit and/or an Order Document.  In the event of a conflict between the terms of the Agreement and the terms of this Exhibit, the terms of this Exhibit shall control and take precedence with respect to the provision and use of the Ascendon System and Ascendon Services.  In the event of conflict between the terms of an Order Document and the terms of the Agreement and/or this Exhibit, the terms of the Order Document shall control and take precedence with respect to the provision and use of the Ascendon System and Ascendon Services.

1.3Ascendon Service Order. This Exhibit and the applicable terms of the Agreement prescribe the general terms and conditions of CSG’s performance and provision of the Ascendon SaaS Services to Customer.  A Customer’s right to access and utilize the Ascendon System and Ascendon SaaS Services requires Customer to execute with CSG an Ascendon Service Order under this Exhibit. Each Ascendon Service Order shall specify an “Order Term” (as defined in such Ascendon Service Order) and will continue in full force and effect, unless such Ascendon Service Order expires in accordance with its terms or is terminated earlier pursuant to Article 6 of the Agreement or Sections 6.1 or 6.2 or Attachment 4 of this Exhibit.

1.4Statements of Work.  In connection with Customer’s deployment and use of the Ascendon System and Ascendon SaaS Services CSG shall provide certain Technical Services required by and described in one or more Statements(s) of Work, which the Parties may mutually agree to in writing from time to time. Each Statement of Work shall be consecutively numbered and titled based on (a) the Ascendon Service Order for which such Technical Services are to be performed and (b) the date such Statement of Work is executed. By way of example, the first Statement of Work executed under Ascendon Service Order No. 1 is titled “Statement of Work No. 1 to Ascendon Service Order No. 1” and the first Statement of Work executed under Ascendon Service Order No. 2 shall be titled “Statement of Work No. 1 to Ascendon Service Order No. 2”, etc. Customer will pay CSG the fee(s) and, to the extent applicable, Reimbursable Expenses, for the Technical Services performed in accordance with a Statement of Work in the amount set forth in such Statement of Work.

1.5Payment Terms.  Customer acknowledges that CSG shall provide Customer invoices for the Ascendon Services independent from CSG’s invoices for other CSG Products and Services that are not Ascendon Services. All fees and Reimbursable Expenses under any Ascendon Service Order or Statement of Work under an Ascendon Service Order will be paid in accordance with the Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

1.6Background Checks.  CSG  represents and warrants that it has conducted criminal background checks on its personnel (whether management or employees (full-time, part-time and temporary)), and that none of those individuals who (a) have access to Consumer Information or Consumer Usage Data, or (b) will perform specific services for the direct benefit of Customer (which, for the avoidance of doubt does not include the performance of services with respect to the Ascendon Software or Ascendon Services of which Customer is but one of several CSG customers that may access or use such Ascendon Software or Ascendon Services) have been ********* ****** *** ***** ***** (*) ***** ** * ****** ** ***** ** ***** ********* (********** *** *** ******* *** ****** ********* ******** ********* ****** *********** ********* ****** ** **** *** ** ************).  CSG shall remove from activities conducted on Customer’s behalf, any individual whom CSG has knowledge has such a conviction. All background checks shall be conducted by CSG in a thorough manner by using reliable means and in accordance with applicable laws. CSG shall notify Customer immediately of any noncompliance with this Section, providing all details pertaining to such noncompliance (provided nothing in this Section 1.6 shall require CSG to identify any personal or personally identifiable information of its personnel, unless CSG requests a waiver of such non-compliance, in which case CSG shall provide Customer information sufficient to enable Customer to consider and make an informed decision with respect to such waiver). From time-to-time when an Order Document is in effect, Customer may request in writing that CSG certify to Customer that the criminal background checks have been performed in compliance with this Section 1.6 and to CSG’s knowledge, CSG is otherwise in compliance with this Section 1.6.  CSG shall provide Customer the requested certification within ten (10) business days of CSG’s receipt of Customer’s written request. Notwithstanding and without limiting any other rights Customer may have under the Agreement, Customer shall have the right to audit CSG’s records to confirm compliance with this Section at Customer’s cost, unless the audit reveals noncompliance with this Section in which case CSG shall bear the reasonable costs of such audit. All information of such audit shall be deemed CSG’s Confidential Information and subject to Article 10 of the Agreement. Customer may request that any CSG personnel be replaced if, in Customer’s sole discretion, it determines that such personnel are not of the requisite skill and experience to satisfactorily perform the Services, for (i) violation of any (1) Customer safety procedure that is provided in writing to CSG or its personnel in advance of the deemed violation or (2) CSG security procedure, (ii) detrimental conduct, or (iii) for other grounds (e.g., poor past performance, etc.). If Customer requests replacement of CSG personnel, Customer shall provide CSG such request in writing (email acceptable) and include the reasons for such replacement.

1.7License to Specific Deliverables.  For those Deliverables identified in a Statement of Work as a Section 1.7 Deliverable (as defined below), and subject to the payment by Customer of all applicable Technical Services fees related to such Section 1.7 Deliverable and the restrictions set forth in this section, CSG hereby grants to Customer a *************, ***** ****, *********, *********** ******* to *** **** Section 1.7 Deliverable and *** **********, *********** and ******** ************ ** **** Section 1.7 Deliverable (********** ** *** ** *********** *** ******** ******* *******). For the avoidance of doubt, the foregoing grant of license to use excludes any rights to make derivative works of any Section 1.7 Deliverable ********* ** ********. As used herein, a “Section 1.7 Deliverable” means a tangible deliverable provided by CSG to Customer, either in ******** ** **** ****, that (a) is an ******** **** ** ********** ** *** or its ****** and (b) Customer **** *** *********** **** ** **** *********** as specified in the applicable SOW.  For the avoidance of doubt, a Section 1.7 Deliverable shall specifically exclude a Deliverable that is (i) a ************* ** *** ******** ****** (including, ******* **********, a ******** ********** ******** ** ********) or (ii) with respect to *********, ***** ** * ******** ** *********** **** *** ******* ***** ** *** **** ******** ********* *** *** ** ******* *** ********* ********.  Further, Customer acknowledges that unless otherwise specifically referenced in an SOW, Customer ***** *** (1) be entitled to the ******** ** ** ****** ** *** **** (****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

****** *** ****** ****) that relates to a Section 1.7 Deliverable or (2) ******** ** *** ***** ***** *** *** ************ *********** included in such Section 1.7 Deliverable, ********* *** *** ******* ** *** ********, *************, *******, ******** *** ******** and other *********** *********** ********** **** Section 1.7 Deliverable.  Nothing in this Section 1.7 shall be deemed to ***** ********** ***** ** *** *** ******** ******, ******** **** ******** or any other *********** ********** **** *** ***** ** ****** *** ***** in Section 2.1 below and/or an Order Document.

1.8Media as Provider of Ascendon Services. Certain of the Ascendon Services performed under an Order Document executed under this Exhibit shall be performed by Media, on behalf of CSG. CSG acknowledges and agrees that it is responsible for Media’s compliance with the terms and conditions of the Agreement (including, but not limited to, this Exhibit and any Order Document executed hereunder).  Accordingly, CSG shall be liable to Customer for the acts and omissions of Media to the same extent that liability to Customer would accrue under the Agreement (as supplemented or modified by this Exhibit) as if such acts or omissions had been performed or made by CSG.

ARTICLE 2.Ascendon System – Rights of Use; REstrictions

2.1Rights Grant.  This Section 2.1 shall (x) apply to the Ascendon SaaS Services in lieu of Sections 2.1(a) and (b) and 2.2 of the Agreement and (y) amend the Agreement to include the following terms and restrictions relative to the rights of use grant with respect to the Ascendon System and Ascendon SaaS Services.

(a)CSG hereby grants to Customer a non-exclusive, non-transferable (subject to Section 12.7 of the Agreement), worldwide, non-sublicensable (except to the extent expressly set out in the Agreement), grant of rights at all times during the applicable Ascendon Order Term and Ascendon Transition Period to (i) access and use the Customer Ascendon Solution (as defined under Section 2.1(c) below and further described in and pursuant to each applicable Ascendon Service Order) for Customer’s business purposes and operations, which includes access and use of Consumer Experiences (as described in and pursuant to each applicable Ascendon Service Order, if applicable) by Consumers; (ii) copy, use, and distribute internally the Ascendon Documentation as required to support its use of the Ascendon System; (iii) modify the Ascendon Documentation in connection with the development of end user guides or training materials for Customer and Outsource Vendors (collectively, “Charter User Guides”) and to distribute or have distributed any derivative work of the Ascendon Documentation, as incorporated in any Charter User Guides, to Outsource Vendors; and (iv) access and use the Ascendon System Back Office Applications as specified in an Ascendon Service Order, Ascendon Documentation and Charter User Guides as provided in foregoing clauses (ii) and (iii) above in the Export Approved Countries by Customer and their Outsource Vendors for Customer’s business purposes and operations.

(b)In addition to the restrictions set forth in Section 2.4 of the Agreement, Customer shall not, nor authorize or permit any third party to (i) disclose Customer’s unique access codes to any entity or person other than Customer’s authorized employees or Customer Vendors using the Ascendon System on Customer’s behalf and at the direction of Customer, or (ii) use the Ascendon System for purposes other than permitted in this Agreement or an applicable Order Document.  Without limiting the application of Section 2.8 of the Agreement, Customer shall be responsible for any breach of the terms, conditions and restrictions of this Agreement or an Order Document by its employees and Customer Vendors and any of its Affiliate’s employees, consultants, agents and contractors that access the Ascendon System, Services or CSG Confidential Information pursuant to such Order Document.

(c)Section 2.3 of the Agreement all restrictions related to “Designated Environments” under the Agreement will not apply to the Ascendon System.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(d)CSG may discontinue the supply and support of a given Ascendon Element or Consumer Experience provided to Customer under an Ascendon Service Order (i) as provided in and subject to the provisions of Section 2.2 of this Exhibit and Section 7.2 (iii) of the Agreement, (ii) if a Third Party Product or such Ascendon Element or Consumer Experience requires the use of a Third Party Product, CSG can no longer secure the supply of such Third Party Product despite its commercially reasonable best efforts to do so, (iii) if the continued supply and support (x) poses a security issue that, after commercially reasonable efforts, cannot be mitigated or (y) causes or will cause CSG to violate applicable law; so long as in any case under (i)-(iii) above: (1) CSG makes available a replacement that provide equivalent or better functionality, performance, and security based on support of Customer’s then current use of the Ascendon System and Ascendon SaaS Services and on comparable fees, terms and conditions as the discontinued Ascendon Element or Consumer Experience; (2) CSG allows Customer such time as it reasonably requires to transition to any such replacement with (A) no less than *** ******* *** ****** (***) **** if CSG initiates such discontinuance and (B) that period of time permitted by the third party provider that initiates or is responsible for such discontinuance; and (3) CSG performs such transitional and integration services as are reasonably necessary to facilitate the transition at no cost to Customer.

(e)In lieu of the rights granted to an Acquiring Entity under an Interim Agreement, as contemplated in Section 2.4(a) of the Agreement, the following provisions will apply:

(i)

Notwithstanding anything in this Agreement to the contrary, in the event that Customer or any of its Affiliates sells or transfers any business unit (a “Divested Business”) to a third party (a “Buyer”) identified to CSG in writing, Customer and its Affiliates will have the right to provide services utilizing the Customer Ascendon Solution and Ascendon Services  identified in the applicable Ascendon Service Order(s), and other rights and licenses provided to Customer under this Agreement, for the benefit of the Divested Business and the Buyer following such transfer, in accordance with the following terms:

(1)

Customer’s use of the Customer Ascendon Solution and Ascendon Services and other rights and licenses for the benefit of the Divested Business and the Buyer under any Ascendon Service Order may last for a period of up to *********** (**) ******, as determined by Customer.  Such period of use will be referred to in this Section 2.1(e) as the “Divested Business Transition Period.”

(2)

All fees payable under any Ascendon Service Order will continue to accrue in accordance with such Ascendon Service Order with respect to the Divested Business, and Customer will pay all such fees in accordance with this Agreement, in each case as though the Divested Business were owned by Customer for the duration of the Divested Business Transition Period.  CSG will not increase its fees or assess any additional rights or other fees or expenses as a result of the activities contemplated by this Section 2.1(e), except CSG may charge fees consistent with the Agreement or the affected Ascendon Service Order if (A)) CSG incurs additional costs to provide the same Ascendon Services to Buyer and/or (B) Customer requests CSG to provide Technical Services or Ascendon Additional Services or otherwise modify the form or nature of the Ascendon Services provided to or on behalf of the Divested Business (e.g., establish a separate business unit).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(3)

The Parties acknowledge nothing in this Section 2.1(e) shall entitle Buyer to access the Ascendon System or request any changes or additions to the Ascendon Services during the Divested Business Transition Period. Nothing in this Section will prohibit CSG from charging any fees to Buyer as may be contemplated in any separate agreement between CSG and Buyer.

(4)

CSG acknowledges and agrees that the existence and terms of any divestiture by Customer, including the identity of the Divested Business and Buyer, will be “Confidential Information” of Customer under the Agreement.  Customer may disclose this Agreement in connection with any Divested Business or proposed Divested Business to any potential Buyer so long as (A) the potential Buyer is subject to confidentiality obligations no less restrictive than the terms of the Agreement and (B) Customer discloses only those Order Documents and portions of the Agreement that relate to such Divested Business.

(f)The specific configuration of the Ascendon System and Third Party Products Customer is entitled to access and use shall be as set forth in each Ascendon Service Order (the “Customer Ascendon Solution”).

2.2Access; Compatible Interfaces. Prior Releases.   Access and use of the Ascendon System shall be by Ascendon Web Services, a Consumer Experience identified in an Ascendon Service Order or web-enabled user interface access, and nothing in this Agreement or an Ascendon Service Order shall entitle Customer or any Consumer to delivery of the object or source code relating to the Ascendon System. The Ascendon Documentation identifies the Compatible Interfaces as of the Effective Date. CSG may update the Compatible Interfaces from time to time in its reasonable discretion, consistent with good industry practices, by providing Customer reasonable advance written notice specifically identifying the applicable update; provided, however, notwithstanding anything in the Ascendon Web Services Standards to the contrary, (a) CSG shall not cease supporting any Compatible Interface without providing at least *****–**** (**) ***** prior written notice to Customer and (b) CSG will support *** ******* ******* ** ********* ****, ******* *******, ****** ******, *** ***** ****** and at least the *** (*) ***** ******** of **** ** ***** ***** ********. CSG shall support and maintain during any applicable Order Term and any Ascendon Transition Period the Ascendon Software and Ascendon Web Services, maintaining backwards compatibility to all prior releases of such Ascendon Software or Ascendon Web Services, as applicable, utilized by Customer over the prior ****** (**) ******, or the **** ***** (*) ***** ********, whichever is longer; provided, the foregoing excludes backwards compatibility support for any Ascendon Back Office Applications, including the “Invision” suite of applications.

2.3Ascendon Web Services. Customer acknowledges that its right to access the Ascendon SaaS Services via the Ascendon Web Services is subject to Customer’s compliance with the Ascendon Web Services Standards, both as a condition of Customer’s right to “go-live” and a continuing condition of Customer’s right to access and use the Ascendon SaaS Services as provided in the Agreement and each executed Ascendon Service Order.  As used herein, “Ascendon Web Services Standards” mean those rules, specifications and standards attached to this Agreement as Attachment 2.3. CSG may update the Ascendon Web Service Standards by providing reasonable advance written notice to Customer and provided the revised Ascendon Web Services Standards are distributed uniformly and on a non-discriminatory basis with respect to all of CSG’s customers using the Ascendon System.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

2.4Customer Property. Without limiting Section 2.7(b) of the Agreement, as between Customer and CSG, Customer is and shall remain the sole and exclusive owner of all rights, title and interests (including all Intellectual Property rights) in and to the Customer Intellectual Property, Customer Integrations, Consumer Information, Consumer Usage Data, Customer Content, Customer Site(s) and any improvements, adaptations and other such modifications of the same that are developed by or for Customer, and any Customer Service.

2.5No Escrow of Ascendon Software.  The Parties acknowledge that CSG shall have no obligation to include in the Deposit Materials any source code or Ascendon Documentation related to the Ascendon System or Ascendon Software.  As a result, Sections 2.9 and 2.10 of the Agreement shall not apply to the Ascendon System and Ascendon SaaS Services.

2.6Export Approved Products and Export Approved Countries. Invision Care, Invision Studio and Invision Reporting (each as described in the Ascendon Documentation) are deemed an Export Approved Product on Schedule I of the Agreement, and subject to the terms and conditions of the Agreement and any applicable Ascendon Service Order, may be accessed and used by Customer and its Outsource Vendors in the Export Approved Countries identified on Schedule I of the Agreement.

ARTICLE 3.Ascendon SaaS Services

3.1Ascendon SaaS Services. During the Order Term of any Ascendon Service Order and any Ascendon Transition Period CSG shall provide Customer with the Ascendon SaaS Services as described in and subject to the fees, terms and conditions set forth in any Ascendon Service Order(s) executed by the Parties from time-to-time (unless terminated or expired pursuant to its terms), in each case subject to the applicable terms and conditions of the Agreement. Customer acknowledges that except as specifically requested by Customer and provided in an Order Document or pursuant to Ascendon Additional Services (as defined below), the Ascendon SaaS Services do not include any content delivery network (“CDN”) services, signal or encoding of Customer Content, and that between Customer and CSG, Customer is responsible (directly or through a third party designee) to provide CDN services and encoding for its Customer Content. Unless otherwise provided in an Ascendon Service Order, the Ascendon SaaS Services are provided in the English (US) language.

3.2Technical Services Hours ****** *** ****** ********** ***** **** *** **********. Customer and CSG acknowledge that the ********* ******** ***** ****** and ****** ********** ***** **** ***** *** ***** ** *** *** *** ** **** ** ******** ** ******** ** *** *** *** ******** ******** (********* ********).

3.3Customer Rights. Customer is responsible to obtain from any applicable third parties all necessary rights for Customer to host, distribute and fulfill (as applicable) Customer Services and display Customer Content on and through the Ascendon System and Ascendon SaaS Services, as applicable.

3.4Acceptance Testing. CSG will make available all Ascendon Software, Ascendon Documentation made available as a Deliverable and other Deliverables (each, a “Candidate Deliverable”) for review and/or acceptance testing by Customer (the date such Candidate Deliverable is received by or made available to Customer is referred to herein as the “Delivery Date”).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(a)Unless otherwise set forth in a Statement of Work:

Customer will have (x) ******* (**) **** with respect to a Candidate Deliverable that is in written or document form (e.g., an approach document) and (y) ***** (**) **** with respect to all Candidate Deliverables that are in non-written form (the “Review Period”), in each case after the applicable Delivery Date (the last day of the applicable Review Period being referred to herein as the “Test Date”), within which to test the Candidate Deliverable, in order to determine if the same (a) operates in accordance with the applicable Ascendon Documentation and the specifications described in the applicable Ascendon Service Order and SOW; (b) is substantially free from material programming errors, bugs and defects in manufacturing and workmanship (i.e., those that give rise to Critical or High Incidents); and (c) otherwise conforms to the applicable representations and warranties of CSG contained or referred to in the applicable Ascendon Service Order and the Agreement (collectively, the “Acceptance Criteria”).

(i)

On or before the Test Date, Customer may provide CSG with written notice (email acceptable) that it either accepts (a “Notice of Acceptance”) or rejects (a “Statement of Errors”) the delivery of the Candidate Deliverable. If Customer provides CSG a Notice of Acceptance, the Candidate Deliverable(s) and/or Technical Services the subject of such Notice of Acceptance shall be deemed Accepted as of the date CSG receives such Notice of Acceptance.  If Customer fails to provide CSG a Notice of Acceptance or a Statement of Errors during the Review Period, Customer will be deemed to have Accepted the applicable Candidate Deliverable(s) and related Technical Services as of the Test Date.

(ii)

If Customer provides CSG a Statement of Errors, such notice must include (x) a reasonably detailed written description of all Exceptions identified by Customer during its review and/or acceptance testing, including but not limited to the test case, scenarios impacted, screen captures and relevant data to reproduce the problem, default or failure, reasonably required in order to facilitate CSG’s understanding of such Exceptions, (y) CSG will correct and redeliver the Candidate Deliverable subject to the Notice of Rejection promptly but in any event within ******* (**) ******** **** of the date CSG received such Notice of Rejection or such other date mutually agreed by the Parties in writing (email acceptable), and (z) Customer will re-review and/or test the Candidate Deliverable in accordance with the applicable Acceptance Criteria and Review Period.  CSG and Customer shall follow the foregoing procedures until the Candidate Deliverable is accepted (“Accepted” or “Acceptance”); provided, that if CSG is not able to comply with the Acceptance Criteria applicable to a given Candidate Deliverable within ***** (*) attempts (a “Non-Conforming Deliverable”), Customer may by providing CSG written notice (email acceptable) within ****** (**) **** of the last Test Date applicable to such Non-Conforming Deliverable request to remove such Non-Conforming Deliverable from the applicable SOW and/or Ascendon Service Order and CSG shall, as applicable, ****** *** **** ********** **** ** *** and *** ******* *** ******* ***** ** **** **** ********* to the Non-Conforming Deliverable.  Notwithstanding the foregoing, if the Non-Conforming Deliverable is ******** ** *** ******** ******** ******** ****** ******** **** ******** ******** (** ** ** ********) under the applicable Ascendon Service Order, then Customer *** ********* *** ********** ******** ******* ***** *** *********(*) ** **** ** ********* *** ******* ****** ** ************ **** *********** ** ** ******** ****** ****** (**) **** ** *** **** **** ****

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********** ** **** ******** Non-Conforming Deliverable.

(iii)	If Customer ********** ** ******** ******* ***** *** ********** *********(*) ** **** under ******* ***(*)(**), CSG ***** ****** Customer *** ********* ****:

(1)** *** ************** *********** ** ******** ***** ** *** ******* ******* **** ***** *** ******** ******* ****** *** ***** ****** ******** *** **** ********** **** ** ******** ** *** ***** *** ******** ******* ***** *** ******** *********(*) ** ***** ***

(2)** *** ************** *********** ** ******** ***** *** ******* ******* **** ***** *** ******** ******* ****** *** ***** ****** ******** (*) *** ******* **** ** ******** ** *** ***** *** ********** *********(*) ** **** *** (*) **** ******* ** *** **** **** ** ******** ********** ** *** ***** **** ********* *** ********* **** ** ************

******** ************ **** **** ******* ***(*) **** ***** ********** **** *** ********* ******* *** ***** ********* ********** *** ********** *********** ** ** ******** ******* ***** *** ******* *********(*) ** **** pursuant to this Section 3.4.

(iv)

Except with respect to tests permitted by CSG to be conducted in the Production Environment under Section 3.4(c), if Customer utilizes a Candidate Deliverable in the Production Environment, such Candidate Deliverable shall be deemed Accepted as of the date on which such Candidate Deliverable is utilized in such Production Environment.

(v)

Notwithstanding the prior Acceptance (or deemed Acceptance) of Technical Services and any Candidate Deliverables hereunder, all warranties made by CSG under the Agreement and CSG’s obligation to provide Ascendon Support Services shall survive such Acceptance; provided, however, that any Customer requested change or variance to a Candidate Deliverable after its Acceptance shall be deemed a request by Customer for CSG to provide Technical Services pursuant to an additional SOW or Ascendon Additional Services, as applicable.  For the avoidance of doubt, Customer’s tender or request for warranty services under Section 7.2 shall not be deemed a Customer requested change or variance to a Candidate Deliverable.

(b) If Customer provides CSG a Statement of Errors that includes a new Exception that could have been reasonably discovered by Customer in a previously submitted version of a Candidate Deliverable but was not cited in any preceding Statement of Errors relative to such Candidate Deliverable (a “Pre-Existing Exception”), then CSG shall not be deemed to have violated any representation or warranty contained in the Agreement relative to such Pre-Existing Exception. Nothing in this section shall be deemed to limit CSG’s obligation under this Section 3.4 or Section 7.1 of this Exhibit to remedy an Exception and Customer shall not be liable for any breach of the Agreement as a result of any failure by Customer, acting in good faith, to notify CSG of an Exception reasonably discoverable in the Review Period.

(c)Customer acknowledges that it may conduct its tests under this Section 3.4 (i) in a Performance Testing Environment ordered and configured in accordance with Section 5.2 and (ii) in the Sandbox

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Environment and Production Environment only with CSG’s prior written consent, which consent is in CSG’s sole discretion.

3.5Active-Active Architecture; BCP.  The Ascendon System is deployed using a dual, “active-active” architecture with fail-over capacity that will enable Customer to continue to access and use the Ascendon SaaS Services in the event the primary server location is unavailable due to a disaster. If during an Order Term of an Ascendon Service Order CSG modifies the architecture by which the Ascendon System is deployed such that it no longer uses an “active-active” architecture, (a) CSG shall notify Customer in writing no less than ***** (**) **** in advance of the date CSG transitions off such active-active architecture, and (b) prior to the date CSG transitions off such active-active architecture, CSG shall establish and provide to Customer a disaster recovery and business continuity plan (“BCP”) that sets forth procedures to restore all information systems and business processes necessary to facilitate Customer access to and use of critical features of the Ascendon System and Consumer access to and use of the Customer Ascendon Solution made available under an Ascendon Order.  The BCP shall identify a restoration time objective and a restoration point objective and shall include procedures to maintain business critical information systems and business processes in the event of any reasonably foreseeable unplanned interruption to the Ascendon SaaS Services provided pursuant to an Ascendon Order.  CSG shall review and test its BCP and all related information and system backup and restoration procedures at least once each year.

ARTICLE 4.AScendon support services

This Article 4, Attachment 4 and Attachment 4-A shall define CSG’s Ascendon Support Services obligations with respect to the Ascendon System and Ascendon SaaS Services and shall apply to the Ascendon System and Ascendon SaaS Services in lieu of Sections 4.1 and 4.3 of the Agreement, provided, however, to the extent Ascendon SaaS Services are provided for use in conjunction with the ACP System, CSG’s Support Services obligations under Schedule H of the Agreement shall also apply to those Products, Services or elements of the ACP System.  Once a problem is identified and determined by CSG to be an Exception unrelated to the ACP System, only the Ascendon Support Services shall apply.

4.1Maintenance and Support. During the Order Term of any Ascendon Service Order and any Ascendon Transition Period, CSG shall provide maintenance and support for the Ascendon System and Ascendon SaaS Services in accordance with the terms set forth in this Article 4 and Attachment 4 (“Ascendon Support Services”).  Ascendon Support Services include provision of any fixes, updates, upgrades, improvements, work-arounds, enhancements, replacements, modifications, maintenance releases or derivative works to the Ascendon System made by (or for) CSG during any applicable Order Term and any Ascendon Transition Period with respect to the Ascendon System made available to Customer pursuant to an Ascendon Service Order hereunder (“Ascendon Updates”).  However, unless specifically provided in an Order Document, Ascendon Support Services do not include and CSG shall have no obligation to provide (a) custom modifications to the Ascendon System as requested by Customer, (b) maintenance and support of, or the required implementation of updates to any customization to the Ascendon System deployed by Customer where such customizations are not specifically identified in an Order Document as being “supported” by CSG, (c) maintenance and support of any Customer Systems or Third Party Systems, (d) modifications to the Ascendon System required to enable it to function properly (1) with updates, upgrades or modifications to Customer Systems, Third Party Systems or a Customer Integration or (2) as a result of a Third Party Modification, or (e) any new product, service or application that (1) is not an Ascendon Update of the Ascendon System as then deployed by Customer under an applicable Ascendon Service Order, and/or (2) CSG makes generally available as a separately priced item (e.g., by way of example only, an Ascendon Server Module or

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Consumer Experience not included in an Ascendon Service Order).  Ascendon Support Services do not include management of Customer’s day-to-day operational issues, as described in Section 5.1 of this Exhibit. If and as requested by Customer, the Parties may enter into a Statement of Work or amendment to an Ascendon Service Order to prescribe CSG’s performance of Technical Services, Ascendon Additional Services or other support relative to activities that are excluded from Ascendon Support Services pursuant to this Section 4.1.

4.2Third Party Integrations and Third Party Modifications. If any of (a) Customer’s Integrations, or (b) CSG Integrations made by CSG under a mutually agreed Statement of Work to a Customer System or Third Party System (collectively, a “Third Party Integration”) requires modification due to a change in the Customer Integration, Customer System or Third Party System, which modification is not made by, at the direction, or with the approval of CSG (a “Third Party Modification”), then CSG shall have no obligation to maintain or support the affected Third Party Integration as a result of such Third Party Modification. Under such circumstances, Customer may request, and CSG shall perform, Technical Services to remedy such Third Party Modification, pursuant to a Statement of Work executed by the Parties setting forth the scope of such Technical Services and related fees payable to CSG. In addition, to the extent that a Third Party Modification causes a Service Interruption or otherwise causes an Ascendon Service to no longer operate in compliance with an Ascendon Service Order or the Ascendon Documentation, Customer acknowledges that CSG shall have no liability to Customer under the terms of the Agreement or an Order Document with respect to any breach or non-compliance caused by such Third Party Modification. CSG acknowledges however that once a Third Party Integration is restored after a Third Party Modification, CSG’s obligations under the Agreement and any affected Order Document shall recommence. CSG further acknowledges that a Third Party Modification shall not be deemed a breach of Customer’s obligations under the Agreement or an Order Document. The Parties acknowledge that if a Third Party Integration requires modification due to an Ascendon Update of the Ascendon System, such modification shall not be deemed a Third Party Modification, and CSG shall promptly make such modification and restore the Third Party Integration at no additional charge to Customer.

4.3Quarterly Performance Reviews.  On a quarterly basis commencing after Customer’s first commercial launch of the Ascendon System and so long as an Order Term of an Ascendon Service Order is in effect, CSG shall meet with Customer, at Customer’s request and at a mutually agreeable location, to review, among other things, (a) the performance of the Ascendon System and CSG personnel since the most recent performance review, including without limitation SLAs and project team interaction, (b) Customer’s feedback relative the Ascendon System, including its functional capabilities, performance and Customer’s proposed enhancements and (c) CSG’s product roadmap for the Ascendon System.

ARTICLE 5.Customer’s Additional obligations; Performance Testing.

5.1Day-to-Day Operations. After the Go-Live Date of each Ascendon SaaS Services deployment pursuant to an Ascendon Service Order, Customer is principally responsible to manage the day-to-day administrative operations of such deployment in connection with its marketing, merchandising and sale of Customer Services, including, by way of example only, configuring storefront changes, refreshing or adding new Customer Content, configuring Customer Service bundles and pricing plans, and backing up its data (i.e., CSG performs and maintains its own internal backups as provided in the Ascendon Documentation; Customer must extract its data from Invision Reporting if it wishes to maintain its own independent back-up).  Customer may discharge such responsibility itself, through a third party designee permitted by the terms of the Agreement or by requesting CSG to provide such support. CSG may provide support to Customer on an Ascendon SaaS Services deployment pursuant to a Statement of Work entered into by the Parties that specifies the specific Technical Services or support to be provided or, Customer may request, in writing and subject to a form of agreement executed by the Parties consistent with Section 12.11 of the Agreement, and CSG shall

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provide such Technical Services or support on an ad hoc, “as-needed basis”. Any Technical Services or support requested by Customer in writing that are not covered by an effective Statement of Work or do not otherwise qualify as Ascendon Support Services (i.e., which are, consistent with Section 12.11 of the Agreement, covered by a Letter of Authorization or Technical Service Request), shall be deemed a request by Customer for CSG to provide “Ascendon Additional Services”.  ****** * ******* **** *** **** ********** for the provision of ******** ********** ******** (** “******** ********** ******** *****”) is ********* ******** ** ** ******** ******* *****, CSG shall provide Ascendon Additional Services ** ** ****** ***** (billed in ******* (**) ****** **********) ** *** ********** ****** **** *** Technical Services set forth in *** ********, ******* *** ** ******** * of the Agreement, and shall invoice Customer on a calendar month basis. Reimbursable Expenses shall be reimbursed as provided in Section 5.1 of the Agreement.

5.2Restrictions on High Volume Testing. Customer acknowledges that neither the Production Environment nor the Sandbox Environment are intended or engineered to perform high volume “stress” or performance testing against the Ascendon System and absent CSG’s prior written approval Customer shall not, nor authorize or permit any third party to perform Performance Testing.  “Performance Testing” in the Sandbox Environment or the Production Environment shall mean greater than *********** (**) ********** transactions per ******** **** (******** **** ***** * ******* *** *********** ******** ****** *** ********** ***********); provided, however, that in no event will any Acceptance test permitted by CSG under Section 3.4(c) be deemed “Performance Testing.”  In addition, Customer may request that CSG make available a dedicated environment for Performance Testing for a period to be mutually agreed in writing by the Parties (a “Performance Testing Environment”), which environment (a) shall replicate the architectural tiers and performance characteristics (excluding capacity) of the Production Environment or Sandbox Environment (as applicable), (b) will be subject to Hosting and Ascendon Support Services as set forth in Attachments 4 and 4-A, respectively, but is not subject to any System Availability (as such term is defined in 0) commitment; (c) shall be subject to the fees set forth in the applicable Order Document, and  (d) shall be made available to Customer by the dates, and in accordance with the terms and conditions of a Statement of Work or other written agreement executed by the Parties. Customer acknowledges that, without the Parties mutually agreeing to the creation of, and terms governing, a Performance Testing Environment, any conduct of Performance Testing within the Production Environment or Sandbox Environment is a breach of this Exhibit and the Agreement and can adversely affect the Ascendon System, which may also affect third parties.  If Customer conducts Performance Testing in violation of this section, or otherwise exceeds the scope of Performance Testing authorized by CSG in writing, Customer agrees that CSG shall have the right, with notice to Customer (either prior to or promptly following suspension), to temporarily suspend Customer’s access to the environment in which such Performance Testing was conducted until such violation is cured.  Customer will defend CSG at Customer’s expense and pay all damages (including punitive damages) awarded against and reasonable costs incurred by CSG in any action arising out of any claim of a third party caused by Customer’s Performance Testing in violation of this section. Nothing in this Section 5.2 shall be deemed to limit CSG’s right to assert a claim against Customer for any damages CSG or its Affiliates incur with respect to Customer’s Performance Testing in violation of this Section 5.2.

5.3App Store. If an Ascendon Service Order includes Customer’s use of a Consumer Experience such as an iOS or Android native application or a Licensed Client SDK for iOS or Android on which Customer will develop a Customer Application, and Customer intends to distribute the application (an “App Store Application”) through an application store, such as iTunes, the Android Marketplace, Google Play Store, or similar site at which the App Store Application may be downloaded by a Consumer (an “App Store”), Customer, with the assistance of and in collaboration with CSG, is responsible (a) to submit to each App Store for approval the App Store Application that includes Customer Content and (b) for any approval fees required by such App Stores (or their approvers) in connection with such approval. Customer further acknowledges

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that if Customer develops a Customer Application without use of a Licensed Client SDK, Customer shall be solely responsible to submit such Customer Application to the App Store for approval, and any assistance provided by CSG in such regard shall be subject to a Statement of Work or CSG’s performance of Ascendon Additional Services.

ARTICLE 6.termination - ascendon services

In addition to any termination rights of either Party with respect to the Agreement in its entirety or an affected Product, Deliverable or Service pursuant to the terms of the Agreement, this Article 6 shall apply specifically to the Ascendon System and the Ascendon SaaS Services.

6.1Ascendon Service Order Term.  The Parties agree that upon expiration of the Agreement, CSG’s provision, and Customers’ use and receipt, of the Ascendon Services will terminate following any applicable Ascendon Transition Period as provided in Section 6.3 below.  Accordingly, if the Order Term of a given Ascendon Service Order ******* **** *** ********** **** of the Agreement, the Order Term under the applicable Ascendon Service Order(s) shall be deemed ************* ******* (******* ****** ** *** ************ ********* *******) ** ****** ********** with the ********** ** the Agreement, subject to *** ********** ******** ********** ******.

6.2Termination of an Order Document; Effect of Termination.

(a)** ******** ** *********** ****** ******** ***** *** ********* ** **** ******** ******** *** ********* *** ******** ******* ***** *** *********** **** ** **** **** ***** (**) **** ***** ******* ******* ** ******** ********* *** *********** ****** ***** **** ******* ***(*)* ******** ***** *** *** * *** (*** *** * *******) ** ********** ** *** ******** ******** ******* ****** *** *** ********* ** ****** ******* ** **** ******* ***(*) ***** ***** ********** ********** ** *** *** *** **** ** ******** ************ ******** **** **** ******* *** *** **** (******* ** *** ********) ***** ** ********** *********** ** ** ******** ******* ***** *** ***********.

(b)For the avoidance of doubt, each reference in Section 6.1 of the Agreement to a Party having rights to terminate the Agreement “only as it pertains to the affected Product, Deliverable or Service” shall enable a Party to terminate an affected Order Document subject to the remaining terms and conditions of Section 6.1 of the Agreement, the remainder of the Agreement and this Exhibit.

(c)Customer’s licenses to any Products other than the Ascendon System and its respective right to receive any Services from CSG not related to the Ascendon Services, and the Agreement as it relates to any Product or Service other than the Ascendon System or Ascendon Services, may not be terminated by CSG on account of any breach by Customer relating to the Ascendon System and Ascendon Services.  Similarly, Customer may not terminate its licenses to any Products other than the Ascendon System and Ascendon Services or its purchase of any Services from CSG not related to the Ascendon System or Ascendon Services, and may not terminate the Agreement as it relates to any Product or Service other than the Ascendon System or Ascendon Services, for cause on account of any breach by CSG of any obligations of CSG relating to the Ascendon System or Ascendon Services.

(d)Upon termination of an Order Document, subject to Section 6.3 of this Exhibit, (i) all rights granted by either Party to the other under such Order Document shall terminate, (ii) CSG shall, have no further obligation to provide any Ascendon Services to Customer under such Order Document and (iii) each Party

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will promptly (x) return to its owner or redact all of the other Party’s Confidential Information and Intellectual Property related to the Customer Services and Ascendon Services provided through and under such Order Document then in such Party’s possession, custody or control, and except as required by applicable law, irretrievably purge all electronic copies of the same from its computer systems, storage media and other files, (y) upon written request deliver to the owner an affidavit which certifies compliance with the foregoing Section 6.2(c)(iii)(x), and (z) pay to the other Party any undisputed amounts then due pursuant to the relevant Order Document and/or the Agreement.  Termination of an Order Document shall not release either Party from liability which at the date of termination has accrued but remains un-discharged, nor adversely affect in any way the survival of any other right, duty or obligation of a Party which is expressly stated to survive notwithstanding termination of an Order Document or the Agreement.

The below Section 6.3 shall apply to the Ascendon Services in lieu of Section 6.2 of the Agreement.

6.3Ascendon Transition Services. If requested by Customer in its sole discretion, the Parties will comply with the following transition provisions following the termination or expiration of the Agreement or an Order Document in order to allow Customer to wind down the Customer Services or transition from CSG’s provision of the Ascendon SaaS Services to a third-party or internal Customer solution.  By providing CSG written notice (a) if the Agreement or an Ascendon Service Order expires as per its stated term, no less than ****** (**) **** prior to the effective expiration date of the Agreement or such Ascendon Service Order or (b) if the Agreement or an Ascendon Service Order ** ********** ******** ** ******* *** ** *** *********, within *** (**) **** of the effective date of termination of the Agreement or such applicable Ascendon Service Order, Customer may request a transition period up to but not to ****** *** (*) **** following the effective date of expiration or termination date (the “Ascendon Transition Period”) to allow the Parties to effect a wind-down or orderly transition of the services provided by CSG through the Ascendon SaaS Services to a third-party or an internal Customer solution. In the event that Customer requests an Ascendon Transition Period, CSG will provide such ******** ******** ** ********* ** ******** ****** *** ******** ********** ******, and all applicable fees and terms under the applicable Ascendon Service Order and the Agreement shall apply to such ******** ********.  In addition, during the Ascendon Transition Period CSG shall provide to Customer ****** *** ***** ********** ********** *** *********** ** ****** *** ******* ******** *** ********** ** ******** (or ********** ********), in a format reasonably acceptable to Customer, any Customer Content, Consumer Information, Consumer Usage Data, Customer Confidential Information, and Customer Intellectual Property in CSG’s possession.  If Customer requests that CSG provide the foregoing information in a form different than that held by CSG in the Ascendon System (or, as requested by Customer and if applicable based on such data, content or information, an XML extract) or requests CSG to perform any other services for Customer to transition Customer’s Consumer offering beyond the return of the foregoing information (collectively, the “Ascendon Transition Services”), CSG will comply with any such reasonable request, and Customer acknowledges that such Ascendon Transition Services may be provided by CSG at *** ********** ********* ******** ****** **** *** ***** ** *** ********* ******* *** ** ******** * (** * ***** *** ********* ****** ** ** *** *******), and the Parties will enter into a Statement of Work or other agreement to document the specific Ascendon Transition Services to be provided and the applicable fees.

ARTICLE 7.ascendon representations and warranties

7.1Ascendon Warranties.  The warranties set forth in this Section 7.1 shall apply in lieu of the limited warranty set forth in Section 8.1 of the Agreement.

(a) CSG represents and warrants that the Technical Services and Ascendon Additional Services will be performed with reasonable skill and care, in a diligent, professional and workmanlike manner, consistent with generally accepted industry standards for similar services.

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(b)  CSG represents and warrants that the Ascendon System and Ascendon Services as delivered by CSG (i) comply in all material respects with the Ascendon Documentation and any specifications prescribed in the applicable Ascendon Service Order and (ii) perform in the manner for which they were intended as specified in the applicable Ascendon Documentation and specifications and any requirements document explicitly referenced in an Order Document for such purposes.

The Ascendon warranty set forth in this Section 7.1 shall not apply to the extent any non-compliance or defect is caused by an Excluded Problem (as defined in Section 1 of Attachment 4)

7.2Remedies. With respect to the Ascendon System and Ascendon Services, the remedies set forth in Section 8.2 of the Agreement shall not apply. Instead, in case of breach of Section 7.1(a) and 7.1(b) as it relates to CSG’s performance of Technical Services, Ascendon Additional Services and/or Ascendon Services, CSG shall ********** **** ********* ******** ** ** ****** ***** ************ ********** *******. In the case of breach of Section 7.1(b) as it relates to CSG’s provision of a Customer Ascendon Solution and/or Deliverable, CSG **** ******* ** ******* **** ******* ** *** ********* ******** ******** ******** and/or Deliverable ****** ****** (**) **** or, if not practicable, CSG will ****** *** ****** ** **** ******* ** *** ********* ******** ******** ******** and/or *********** *** ****** ** ******** (a) the ****** ******** **** ** *** ********* ** *** ********* ******* ** *** ******** ******** ******** and/or ***********, and (b) ** **** ** ******** ** * ******** *** ******** ***, a *** **** ***** ** *** *********** **** that Customer ******** **** ** *** *** *** ****** **** **** ******* ** *** ******** ******** ******** and/or *********** *** *** ******.  Except as expressly provided in Attachment 4, Customer acknowledges that this Section 7.2 sets forth Customer’s sole and exclusive remedy, and CSG’s exclusive liability, for any breach of warranty related to the quality of the Ascendon System, Deliverables or Ascendon Services. Further, nothing in this Section 7.2 shall be deemed to limit or affect CSG’s obligation to perform Ascendon Support Services consistent with Attachment 4.

7.3Customer Content. Customer represents and warrants that it owns or has licensed all Customer Content made available, displayed, sold, fulfilled and transmitted on or through the Ascendon System and has full power and authority to grant CSG the licenses set forth in the Agreement, this Exhibit and as included in an Order Document and that CSG’s modification, use, display, fulfillment, provision and transmission of such Customer Content, in each case in connection with the Ascendon SaaS Services prescribed by an Order Document, will not constitute a misuse or infringement of the rights of any third party.  Solely for purposes of the Ascendon Services, Customer will indemnify CSG on the same terms as Section 7.4 of the Agreement with respect to any action brought against CSG claiming that Customer Content made available, displayed, sold, fulfilled and transmitted on or through the Ascendon System infringes a copyright, trademark, trade secret, or patent.

7.4Customer Services.  Customer represents and warrants that it complies, and shall during each Order Term (including any Ascendon Transition Period) continue to comply with all applicable laws in relation to its activities under each Order Document executed hereunder, including (a) its collection, use, processing (directly and indirectly through CSG as a data processor), export and disclosure of Consumer Information and (b) its offer, publication, sale/license and fulfillment of Customer Services provided on or through the Ascendon System and any applicable Customer Applications to those countries, territories and jurisdictions where such offer, publication, sale/license and fulfillment of Customer Services is permitted by applicable law.

ARTICLE 8.data transfers and data privacy

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8.1Customer as Data Controller. The Parties acknowledge that in order for the Customer to utilize the rights granted to it under Section 2.1 of this Exhibit and for CSG to provide Customer with Ascendon SaaS Services, it is necessary for Customer to disclose to CSG certain Consumer Information, which Consumer Information will be processed and stored (subject to the terms of this Exhibit, the Agreement and applicable law) in the United States.  The Parties further acknowledge that with respect to the Consumer Information, (a) Customer acts as a “data controller” (or an equivalent term under applicable law) with respect to all Consumer Information and (b) CSG acts as a “data processor” (or an equivalent term under applicable law), on behalf of and pursuant to, the instructions of Customer in order to comply with its obligations under the Agreement, each Order Document and under applicable law.    For purposes of the Ascendon Services, Section 10.5(f) of the Agreement will not apply, and except and to the extent agreed by Customer in an Order Document or other written agreement executed by the Parties, none of the Ascendon Services may be provided from outside the United States; provided, however, nothing shall preclude CSG from hosting an International Support Desk outside the United States to answer and respond to Incident Reports (as defined in Section 1 of Attachment 4) so long as such personnel outside the United States do not, without Customer’s prior written consent (email acceptable), access, download, or print any Consumer Information or Consumer Usage Data.

8.2Unauthorized Access / Disclosure Claims.  Customer acknowledges and agrees that CSG’s obligations and Customer’s remedies under each Order Document and the Agreement related to the unauthorized access, disclosure or use of Consumer Information or Consumer Usage Data in connection with the Ascendon Services, including a Security Breach Claim, shall be specifically governed and limited by ******* * ** *** ********* *** ******** **** ******* ***** ** *** ********* (provided nothing shall preclude Customer from seeking injunctive or other equitable relief as provided in Section 11.2 of the Agreement).

8.3Destruction of Data.  The Parties acknowledge that CSG may comply with Section 10.5(b) of the Agreement with respect to Consumer Information and Consumer Usage Data if such data is permanently (a) purged (i.e., permanent deletion using random data overwrite) or (b) anonymized (i.e., within CSG’s structured data construct, to delete or obfuscate the particular fields containing Consumer Information and Consumer Usage Data so as to render them unidentifiable, while preserving the record of the audiovisual materials (including the title, description or subject matter of such materials) acquired by a Consumer), using industry standard practices, thereby permanently preventing anyone (including CSG  and any third party) from accessing any Consumer Information from, or reconstructing so as to render identifiable, such information retained in the systems of CSG and which audiovisual materials were acquired by a Consumer through such systems.

ARTICLE 9.miscellaneous

9.1Authorized Customer Signatory or Approval.  The Parties acknowledge that as provided in the chart under Section 12.11 of the Agreement, Customer’s signature of an Ascendon Service Order shall be deemed an “Amendment to, modification of, or termination of this Agreement”.

9.2Force Majeure.  Except for the obligation to pay monies owed and CSG’s obligation to maintain an active-active architecture or a BCP as prescribed by Section 3.5, neither Party will be liable for any delay in performing an obligation under an Order Document or the Agreement that is due to causes beyond its reasonable control, including, but not limited to, fire, explosion, epidemics, earthquake, lightning, failures or fluctuations in electrical power, the public Internet or telecommunications equipment, floods, acts of God, war, civil disturbances, terrorism, acts of civil or military authorities or the public enemy, fuel or energy shortages, acts or omissions of any common carrier, strikes, labor disputes, or other acts of governmental, transportation stoppages or slowdowns (a “Force Majeure”).  Nothing in this Section 9.2 shall be interpreted

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to mean the Ascendon Services cannot be affected by a Force Majeure so long as CSG has complied with its obligations under Section 3.5.

Attachment 1.1(a) - Definitions

Attachment 2.3 - Ascendon Web Service Standards (v18.2, updated as of May 18, 2018)

Attachment 4 – Ascendon Support Services – Production Environment

Attachment 4-A – Ascendon Support Services – Sandbox Environment

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ATTACHMENT 1.1(a) – DEFINITIONS

“Additional Sandbox BU” means an additional (e.g., second, third, etc.) Sandbox BU beyond the initial Sandbox BU identified in an Ascendon Service Order.

“Ascendon Documentation” means the published online user manuals and documentation located at ************************** as of the Effective Date and as updated by CSG from time to time.

“Ascendon SaaS Services” means those services performed by CSG under an Ascendon Service Order to provide Customer access to the Ascendon System as identified in Attachment 4, and Attachment 4.1-A of this Exhibit, but does not include any Technical Services or Ascendon Additional Services.

“Ascendon Service Order” means the fees, terms and conditions of Customer’s rights and obligations to use, and CSG’s obligation to provide, the Ascendon System and Ascendon SaaS Services as made available by the Agreement, executed by CSG and Customer as sequentially numbered orders to this Agreement (i.e., Ascendon Service Order No. 1, Ascendon Service Order No. 2, etc.).

“Ascendon Services” means the Ascendon SaaS Services, Technical Services and Ascendon Support Services.

“Ascendon Software” means software code and computer programs underlying the Ascendon SaaS Services provided by CSG to Customer pursuant to an executed Order Document.

“Ascendon System” means the Ascendon Server Modules, Ascendon Web Services and Ascendon User Applications (including any Consumer Experiences and Licensed Client SDKs) provided to Customer under an Ascendon Service Order, and the Ascendon Software, servers, hardware and technologies and Internet connection (only up to the demarcation point of CSG’s datacenter) used by CSG to make the foregoing available via the Internet, as further specified in the Ascendon Documentation. The Ascendon System ******** *** ************* (*) *** ********** ************ *** (*) *** ******* ************ *** ******** ****** ******** *** ****************** *********** ** *** **** *** ******** ******* *** *********** ***** ** *** ******** ****** *** ***** *********** *** ********** *********** ******** ********** ******** ****(*)* *********** ******* ***********(*)* ******** ************* ******** ******** ***** ***** ******** *** ***** ******** ********* ******** ** ************** ********** ** ** ** ********** ***** ** ******** **** ** ******** ** ****** *** ******* *** ******** ********* ** *** ******** ********* ******** ** ************** ********* **** ** * ******** ** ****** *** ******* *** ******** ******. The specific Ascendon System configuration provided to Customer shall be denoted in each Ascendon Service Order executed under the Agreement.

“Ascendon System Data” means any ************** ************ *********** **** and ***** ********** concerning the Ascendon System ********* ** ******** ** *** in connection with ************ ********** *** of the Ascendon System. For the avoidance of doubt, “Ascendon System Data” shall exclude information that constitutes Consumer Information, Consumer Usage Data and any data from which identifying information about Customer or any Consumer can be discerned.

“Ascendon User Application” means a Consumer Experience and/or Back Office Application of the Ascendon System. The Ascendon User Applications provided by CSG to Customer will be specifically described in an Ascendon Service Order.

“Ascendon Web Services” means the application programming interfaces (APIs) by which the functional capabilities of the Ascendon Server Modules (as described in an Ascendon Service Order) may be accessed.

“Back Office Application” means the web-based applications that provide authorized users of Customer to

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

the administrative applications of the Ascendon System.

“Compatible Interface” means the industry standard browsers and protocols (as applicable) by which (a) a Customer administrative user can access the Back Office Applications of the Ascendon System and (b) the Ascendon Web Services may be accessed.

“Consumers” means the end user clients or customers (excluding an Affiliate) of Customer, or any other officers, employees and contractors (acting in such capacity, and not as a client or customer) of Customer, who access and/or use the Ascendon System.

“Consumer Experience” means a Consumer - facing implementation of the Ascendon System, such as a Player, Storefront (including HTML Storefront “widgets”), redemption site, Local Media Manager/Download Manager, and Streaming application. The specific Consumer Experiences CSG will make available to Customer (if applicable) shall be identified in an Ascendon Service Order.

“Consumer Information” has the same meaning as Charter Customer Information.

“Consumer Usage Data” means statistics and data relating to a Consumer’s account activity, including the browsing and accessing via Downloading or Streaming to or through devices, of Customer Content or other information collected from or about or otherwise regarding Consumers, including any purchase activity, whether in individual or aggregate form. Consumer Usage Data may include Consumer Information but shall not be deemed to include any ******** ****** ****.

“CSG Integration” means any integration between the Ascendon System and a Third Party Product, Customer System or Third Party System that is identified in an Order Document as being developed, owned and supported by CSG.

“Customer Application” means a Customer-owned or licensed application developed by Customer or a Customer Vendor (i.e., not a Consumer Experience) that either accesses the features and functions of the Ascendon System through the Ascendon Web Services or otherwise integrates with the Ascendon System, including through use of a Licensed Client SDK (as identified in an Ascendon Service Order).

“Customer Content” means that data, proprietary content and content owned or licensed by Customer, including Customer Intellectual Property, that is published on or displayed through the Ascendon SaaS Services by Customer (or at Customer’s request) or is provided by Customer to CSG so that CSG may configure the Ascendon System for Customer’s use. For the avoidance of doubt, Customer Content does not include any Consumer Information or Consumer Usage Data.

“Customer Integration” means an interface or integration between the Ascendon System and a Customer System or Third Party System that is created and/or developed by Customer or a Customer Vendor. A Customer Integration may include an integration developed and implemented by CSG at the request of Customer hereunder, subject to such integration’s identification as a “Customer Integration” in a Statement of Work.

“Customer Service” means any Merchandise or other goods, products or services promoted, fulfilled or made available for purchase and/or fulfillment by or through Customer that access or use any feature or function of the Ascendon System.

“Customer Site” means any Customer website, application, software, product or service on which the Ascendon System or a Customer Application is embedded and provided to Consumers, but specifically excludes all elements of the Ascendon System, including without limitation all Ascendon User Applications (including Consumer Experiences).

“Customer System” means any computers, communications systems, solutions, applications (including Customer Applications) and products (including hardware or software components of each of the foregoing)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

of Customer and its Affiliates.

“Customer Vendor” means any vendor, including an Agent and/or an Outsource Vendor, other than CSG or its Affiliates, that has supplied, is supplying, or is contractually obligated to supply products (including hardware, software, equipment, systems and solutions) or services to Customer or its Affiliate.

“Downloading” means the digital transmission of audio-visual content in a format that allows for ongoing viewing of the applicable audio-visual content and the storage of the applicable audio-video content on a receiving device or such other storage medium accessed by such device. “Download” has a correlative meaning.

“Exception” means any problem, defect, or failure of a Deliverable to conform to the Ascendon Documentation or the Agreement. For purposes of clarification, a problem, defect or failure of a Deliverable shall not be deemed an Exception if such problem, default or failure of such Deliverable to conform to the Ascendon Documentation is caused by Customer’s failure to comply with its obligations or responsibilities as set forth in an Order Document, the Ascendon Documentation or the Agreement.

“Go-Live Date” means with respect to a given deployment of the Ascendon System under an Ascendon Service Order, the first to occur of: (a) **** ** ***** ******** ******** *** ******** ****** **** * ******** ***** **** ******** ******* ***** ** (b) *** ******** ****** ** **** ********* ** ******** ********** **** ***** *********** ***** * ********* ** ****. The Parties may also agree in an Order Document to a Go-Live Date (deemed or otherwise defined) irrespective of the foregoing events and satisfaction of conditions precedent.

“Licensed Client SDK” means a software development kit made available by CSG to Customer that provides digital locker viewing, entitlements viewing, Customer Content Streaming and Download management, local media management, an Authorized DRM client and local license storage integration, and video playback.

“Merchandise” means any content, merchandise, products or services (in digital, physical, subscription or other medium), including Customer Content, offered by Customer that is processed, sold, redeemed, provisioned, fulfilled or managed through the Ascendon SaaS Services.

“Order Document” means an Ascendon Service Order and a Statement of Work that includes Ascendon Additional Services or Technical Services related to the Ascendon System and/or Ascendon SaaS Services.

“Performance Testing Environment” means an optional, dedicated and secured environment of the Ascendon System separate and distinct from the Sandbox Environment and Production Environment whereby Customer can execute performance testing (i.e., stress testing or high volume transaction tests) against the Ascendon Web Services. Performance Testing is defined in Section 5.2 of this Exhibit.

“Player” means (i) if applicable, one or more of the CSG Media Playback Applications (as such term is used in an Order Document) provided by CSG to Customer under an applicable Ascendon Service Order as an element of or in combination with a Consumer Experience, and (ii) if applicable, a player (video and/or audio) provided by Customer or a Customer Vendor that utilizes the Ascendon Web Services to integrate with the Ascendon Server Modules (as such term is used in an Order Document).

“Production Environment” means the shared, live production environment on which the Customer may utilize the Ascendon System with Consumers.

“Rights Territory” means the geographic territory for which Customer has paid the applicable Rights Fee to utilize the Ascendon System and Ascendon SaaS Services, including a given Consumer Experience. The specific Rights Territory for a given deployment of the Ascendon System, Ascendon SaaS Services and/or Consumer Experience shall be identified in each Ascendon Service Order.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Sandbox BU” means a secured and partitioned instance (referred to as a business unit or “BU”) of the Sandbox Environment of the Ascendon System.

“Sandbox Environment” means a shared non-production environment made available by CSG to allow Customer to develop and/or test pre-production deployments of the Ascendon System, including any Ascendon Updates thereto, or for such other required configurations, integrations or designs to be determined between the Parties. The Sandbox Environment, at the discretion of CSG, may maintain a smaller hardware foot-print, or be virtualized within a CSG datacenter, but will at a minimum make available the then-current release of the Ascendon System (including the underlying Ascendon Software) available on the Production Environment.

“Streaming” means the digital transmission of Customer Content in a so-called “streaming” format for contemporaneous viewing so that the applicable audio-visual content is not intended to be permanently stored on the receiving device. “Stream” has a correlative meaning.

“Third Party System” means (a) computers, communications systems, solutions, applications and products (including hardware or software components of each of the foregoing) of a Customer Vendor or other third party service provider through or over which CSG does not have contractual or operational control and (b) any Third Party Product that interoperates with but is not embedded within the Ascendon System and is specifically identified in an Order Document as a “Third Party System”.

*****End of Attachment*****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Attachment 2.3

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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*****End of Attachment*****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Attachment 4 – HOSTING, SUPPORT AND SERVICE LEVEL STANDARDS

PRODUCTION ENVIRONMENT

The terms and conditions of this 0 apply only to the Production Environment of the Ascendon System and related Ascendon SaaS Services. 0 prescribes the Hosting, Support and Service Level Standards for the Sandbox Environment.

1.Definitions.

“Acceptable Workaround” means a temporary solution to an Incident that CSG has implemented, or that CSG has granted prior written consent to Customer to implement, and that allows the Ascendon System to regain functionality, provide major software functions in accordance with its intended use, and be in material compliance with all agreed-upon Ascendon System metrics.

“Ascendon System Quarterly Upgrade” means a major upgrade CSG makes to the Ascendon System on a quarterly basis.  Promptly after CSG establishes the dates for the Ascendon System Quarterly Upgrade (but in any event no less than *** (*) ****** prior to a given upgrade), CSG will notify Customer in writing (email acceptable) of such dates.  For the calendar years 2018 and 2019, the Ascendon System Quarterly Upgrades shall occur on the following dates:  ****** *** **** (*****); ******** *** **** (*****); ******** *** **** (*****); *** *** **** (*****); ****** *** **** (*****) *** ******** *** **** (*****).  Unless otherwise agreed by the Parties, the Ascendon System Quarterly Upgrade will occur between **** ** *** **** ** ******* on the upgrade date.

“Availability SLA” means the Production Availability SLA (as defined in Section4 below) and the Sandbox Availability SLA (as defined in Section 3 of Attachment 4-A).

“Chronic SLA Failure” has the meaning assigned to it in Section 6 below.

“Critical Transaction” means ************* ********* ****** ******* ********* ************ ********* *** ******* ***********.

“Excluded Problems” means any interruptions, degradation or problems with the Ascendon System that are the result of (a) negligent acts or omissions of or made by Customer or its employees, or a Customer Vendor; (b) a Third Party Modification or the failure or malfunction of a Customer Integration, Customer Application, or Customer System; (c) the failure of other third party equipment, networks, applications, services or systems that are not incorporated in the Ascendon System or the specific Customer Ascendon Solution made available to Customer pursuant to an Ascendon Service Order (as so indicated in such Ascendon Service Order); provided, the failure of specific third party equipment, networks, applications, services or systems utilized by CSG in the Hosting (as defined below) of the Ascendon System shall not be deemed an Excluded Problem; (d) Scheduled Maintenance; (e) the failure of power or equipment at the premises of the Customer; (f) a Force Majeure (********* ******** **** * ***** ******* ***** *** ** ****** ** ******** ******* ** *** *** ****** ** **** ************ ********** ******** ** ****** ******* *** ********(*) * ******* *** ********* ************** ********** **** ********* ******** ******** ********* *** *********** ******* ** *** ******** ****** *** ** *********** *** ********* ***** ** ****** **** *** *** **** ** ******); (g) as provided in Section 7 of this Attachment 4 – Excluded Services; or (h) Customer’s failure to comply with (i) the Ascendon Web Services Standards or (ii) CSG’s prior certification of Customer’s integration or calls to the Ascendon Web Services.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Hosting” means the hosting of the Ascendon System, including the hosting of servers (i) at a colocation space at a datacenter for which only CSG (and not the datacenter provider) may access CSG’s collocated equipment (including servers), and/or (ii) as part of a cloud service, such as ***** *** ** ******** *** ********, or an equivalent service, for which only CSG has access to the data on the cloud-provisioned servers in unencrypted form.

“Incident” means any failure in the operation, access to or use of the Ascendon System or Ascendon SaaS Services to perform in all material respects in accordance with the applicable Ascendon Documentation. An Incident’s Severity Level is determined by CSG and classified in accordance with the following criteria:

“Critical” means an Incident where there is (a) * ******** ******* ** *** ********* ** *** ******** ****** ** *********** ** *** ******** **** ******** ****** *** ********** ***********, (b) * **** ** ******** ******* ******** ** *** ******** **** ******** *** ***** ***** ** ** ********* ********** ********** *** ***** ******* * ******** ***********, or (c) the ********* **  ** ***** *** ******* (**%) of ********* ** ******** * ******** *********** ** ******** ********** **** *** ******** *************.

“High” means an Incident which results in ********, a ******** ****** or ********** ********** ****** ********* ** (a) ****** *** ******** **** ************ ** *** ******** ******, (b) ******* * ******** *********** ******* **** ******** **** ************ ** ******** ********** **** *** *************, or (c) ******* ***** ****** ** **** ****.

“Medium” means an Incident where there is ******* **** ** ************ ******** ****** *************.

“Low” means an Incident that is ***** ** ******** ** ******* ********* ** ***** ************* *** ** ** ****** *** *** ********** ********** ******** ********* *** **********.

“Incident Correction” means either a permanent modification of, addition to or deletion from the Ascendon System that, when made to the Ascendon System, causes the Ascendon System to conform to the Ascendon Documentation, or a permanent procedure or routine that, when observed in the regular operation of the Ascendon System, eliminates the effect giving rise to a Ascendon System incident.

“Incident Report” means the submission of a suspected Incident (by Customer or as identified by CSG) with, if submitted by Customer, sufficient detail and particularity to enable CSG to effectively initiate a Response and/or Resolution.

“Interrupted Service Time” means the duration of a Service Interruption, expressed in the number of minutes in a calendar month during which the Customer experiences a Service Interruption.  The number of minutes of a Service Interruption shall be measured beginning on the earlier of (a) the date and time that a Service Interruption is reported on an Incident Report to the International Support Desk (as defined in Section 2(A) below) or detected by the Monitoring Software and (b) ending upon the date and time (as confirmed by Customer or verified through the Monitoring System) when (i) the ******* ************ ** ********  or (ii) *** ********** ******** **** ****** *** ******* ************ ** ********** ** * ****** ** *** ********.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Interruption Time Percentage” is equal to (a) the Interrupted Service Time for a given calendar month less the Permissible Interrupted Minutes for such calendar month, divided by (b) the System Availability, as expressed in number of minutes for that calendar month.

“Monitoring Software” means internal software and/or third party service that simulate and/or measure transactions for purpose of determining the Availability SLA.

“Qualified Revenue Stream” means *** **** ********** ** ** ******** ******** ******* ***** ** *** “********* ******* ******”.

“Permissible Interrupted Minutes” means with respect to each Availability SLA, the number of minutes for a given calendar month the Ascendon System may experience a Service Interruption before a Service Interruption Credit is due for such Availability SLA.  The Permissible Interrupted Minutes is equal to the (a) Total Available Minutes available in a calendar month less (b) the product of Total Available Minutes times the applicable Availability SLA (***** ****% *** *** ********** ************ *** *** **% *** *** ******* ************ ***).

“Resolution” means the correction or remedy of an Incident, whether by an Acceptable Workaround or Incident Correction. “Resolve” and “Resolved” has a correlative meaning.

“Response” means CSG’s acknowledgement of its receipt of an Incident Report from the Customer.

“Scheduled Maintenance” means the qualifying (in accordance with the remaining provisions of this “Scheduled Maintenance” definition) time the Ascendon System is not available to Consumers during which CSG will provide maintenance on such system. Scheduled Maintenance includes two (2) forms of pre-notified maintenance: the Ascendon System Quarterly Upgrades, and corrective maintenance for which CSG must have provided Customer notice (email acceptable) of such downtime not less than ***** (*) **** prior to the commencement thereof; provided, corrective maintenance may be provided on **** **** ***** (*) ***** notice (a) with Customer’s prior written consent (email acceptable) or (b) to implement a security vulnerability or necessary patch for a Third Party Product.  Subject to the foregoing, (i) unless otherwise mutually agreed by the Parties, pre-notified maintenance shall occur between **** ** ******* *** **** ** ******* and will generally occur on ********* ********, (ii) CSG **** *** **** ******* ** ****** that all other maintenance, other than pre-notified maintenance, **** *** ***** ****** ********** ****** ******** ***** (******** ******** ** **** ******** ******** **** ******* ** *** ******** ** ******* *** ******** ***********), and (iii) all Scheduled Maintenance **** *** ****** ***** (*) ***** ** *** ********* ****** * ********** ******** *******. In the event that CSG ******* ***** (*) ***** ** ********* *********** ****** * ********** ******** ******** **** ****** ** ****** ** ***** (*) ***** ***** ** ****** *********** ******* **** *** *** ******** ******** ***** ** ***** **** ********* *** ********. For the avoidance of doubt, nothing will prevent CSG from providing Ascendon Support Services and/or maintenance to the Ascendon System which does not cause a Service Interruption or degradation of the Ascendon SaaS Services.  For the further avoidance of doubt, any maintenance that does not qualify as Scheduled Maintenance shall be deemed Interrupted Service Time to the extent such maintenance causes a Service Interruption.

“Service Interruption” means with respect to an Availability SLA, the ********** ** * ******** ** **** ********, excluding an occurrence or failure resulting from an Excluded Problem.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Service Interruption Credit” means with respect to (a) the Production Availability SLA in a given calendar month the product of (i) the Qualified Revenue Stream of an affected Ascendon Service Order received by CSG during such calendar month and (ii) Interruption Time Percentage for such Production Availability SLA; and (b) the Sandbox Availability SLA, as defined in Section 3 of Attachment 4-A.  Notwithstanding the foregoing, (x) ** ******** ******* ***** *** ********* * ********* ******* ************ ****** (** ***** ** ** ****), and (y) with respect to Service Interruption Credits owed for failure to meet the Production Availability SLA, such credits will not exceed **** ******* (*%) ** *** ***** **** **** ** ******* ** *** ****** *** ******** **** (*** ** *********** ******* ****) ** *** ***** **** (*** “******* ****** ***”) pertaining to the Ascendon Service Order under which CSG failed to meet the Production Availability SLA.

“Severity Level” shall refer to the level of severity of a problem in respect of the Ascendon System, as defined in Section 3 below.

“System Availability” means the Total Available Minutes in a given calendar month less any minutes attributable to an Excluded Problem (which, for the avoidance of doubt, includes Scheduled Maintenance).

“Total Available Minutes” means the total minutes available in a given calendar month (i.e., number of days in calendar month times sixty (60) times twenty-four (24)).

2.Hosting and Support Services.

CSG shall provide Hosting, technical support and operational maintenance for the Production Environment of the Ascendon System as part of the Ascendon SaaS Services.

(A)	Technical Support/Operations

Customer may submit an Incident Report to CSG’s support center (“International Support Desk” or “ISD”) via telephone, or CSG’s web accessible Incident Report tracking system (accessed at *************************) and other mutually agreed means; provided, that Customer must notify CSG of any Critical or High Incidents via telephone to the ISD.

CSG shall provide support on a ******** *** ******** ** **** ********* and during **** ** – **** ** ******* ****** and *** *********.

(B)	Support Levels

CSG shall escalate support issues as follows:

(1)

Level 1 Support (ISD):  CSG provides initial support through CSG’s ISD, which shall provide for the initial triage of an issue.  The ISD may be contacted via telephone (required for Critical and High Incidents) email or web (through CSG’s extranet at *************************) and will work with the Customer to collect pertinent information, understand the issue and attempt to replicate and Resolve.  If, after the ISD’s investigatory resources are exhausted, the ISD is still unable to Resolve the Incident, it will escalate to Level 2 Support.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(2)

Level 2 Support (Operations):  Once the ISD escalates the Incident to Operations, Operations begins troubleshooting and analyzing the Incident. Operations has additional security rights permitting it to dig deeper into the issue through database queries, server reviews and monitoring.  If, after the Operations’ investigatory resources are exhausted the Incident remains unresolved, the issue will be escalated to Level 3 Support.

(3)

Level 3 Support (Development, QA, etc.):  If necessary, the Level 3 Support Team will be engaged to attempt to determine root cause for the reported and unresolved Incident.  The Level 3 Support team may include developers, Quality Assurance analysts, and/or implementation analysts with additional access permissions to review code or provide additional technical insight into expected versus actual behavior of the Ascendon System.

3.Service Level Metrics for Ascendon Support Services, Escalations and Incident Corrections.

(a) CSG uses the target times set forth in Chart 3 below for Incidents reported to the ISD based on such Incident’s Severity Level.  From the time that an Incident is reported to the ISD until the Incident is Resolved as prescribed below, CSG shall provide Customer Responses and subsequent updates in accordance with the applicable times set forth in the table below.  In addition, at any time during the pendency of an Incident that affects Customer’s operations in the Production Environment or the Sandbox Environment, Customer may contact its Account Manager to discuss such Incident. In addition, to the extent a Critical or High Incident lasts greater than ***** (**) *******, Customer may contact CSG’s ** ****** ******** to discuss such Incident.

(b) Notwithstanding the ******* ************** ** ** ******** ** “******” *** *** ********** ********** ******, Customer may request CSG ****** **** ****** ******** * ****** ******** ***** if such ****** ******** ********* ******* *** ******** *******.  In such case, Customer shall escalate the Incident to its Account Manager and the ISD and the Parties, acting reasonably and in good faith, will **** ** ******** ****** ** *********** ******** ******** ***** and ********** ********** ****** consistent with the ******** **** ********** by ********.

(c) Within **** (*) **** of a Critical or High Incident, CSG agrees to provide Customer a report (an “Incident Report”) that (i) describes the Incident, (ii) includes a root cause analysis of the Incident, (iii) identifies the nature of the Resolution of such issue, including if such Resolution is an Acceptable Workaround and (iv) identifies the need and, if applicable, timing, of CSG to implement an Incident Correction.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Chart 3

Incident Severity Level	Response/Updates	Targeted Resolution
Critical

Response: Within *** (**) ******* ***** ******** *** **** ******** ** ******** ** *** *** ** ** **** ** ************ *********** ***** ***** ********* *** ****** (including ********* ******) provided by the Monitoring Software.

Updates: ******* ******* (***** **********) or ********** ******* ***** **** ***** ******** ** ** ****** ********* ******* ******** ** ********** ** * ***** ******** *****, in ***** **** ******* **** ** ******** ***** ** *** ************ ******** *****.

CSG will **** ****** *** ***** *** *** **** ******* ** ******** *** ********* ** ********** ********** (via ******* ************** ******************* ** ****** ******* ** ***** *****) ****** *********** (**) ***** of ******** ********* *** ******** ** *** *********** *** ********.

High

Response: Within * **** ***** ******** *** **** ******** ** ******** ** *** *** ** ********** ** ***.

Updates: ******* ******* (***** **********) or ********** ******* ***** **** (*) ***** until ******** ** ******** ** ********** ** * ***** ******** ****** in ***** **** ******* **** ** ******** ***** ** *** ************ ******** *****.

CSG will **** ****** *** ***** *** **** *** **** ******* ** ******** *** ********* ** ********** ********** (via ******* ************** ******************* ** ****** ******* ** ***** *****) ****** ***** (*) **** of ******** ********* *** ******** ** *** *********** *** ********.

Medium

Response: Within *** (*) ***** ***** ******** *** **** ******** ** ******** ** *** *** ** ********** ** ***.

Updates: ******* ******* (***** **********) ***** ****** ****** ******** ***** ***** ******** ** ******** ** ********** ** **** ** ***** **** ******* **** ** ******** ***** ** ********** *******.

CSG will *** **** ******* ** ******* * ********** ** *** **** ***** ** ******* ** *** ******** ******, or ********** ** *** ** ************ ********** ***** *** ****** ** *** ******** *** *** ****** **** *** ******** ******** ********.

Low	Response: Within ***** (*) ******** ***** ***** ******** *** **** ******** ** ******** ** *** *** ** ********** ** ***. Updates: ******* ******* (***** **********) upon ********** ********** *******	CSG may include a Resolution into the Ascendon System.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

4.Availability of Production Environment,

On and after the first date Customer makes the Ascendon System available to its Consumers, CSG shall provide System Availability of ****% for the Production Environment of the Ascendon System for each calendar month during the applicable Order Term(s) (as measured over a calendar month, the “Production Availability SLA”).

5.Service Credits – Production Availability SLA,

For any calendar month in which a Service Interruption has occurred, the Parties shall act in good faith to determine whether the Production Availability SLA for the calendar month has been achieved.  If CSG fails to achieve the Production Availability SLA for any given calendar month during a given Order Term, CSG shall apply the applicable Service Interruption Credit for such calendar month.

CSG shall, subject to Customer’s review and audit rights, calculate the Service Interruption Credit and apply this credit to the following calendar month’s fees or, if such Service Interruption Credit accrues in the final calendar month of an Order Term, offset the current calendar month’s fees or provide a refund to Customer.

CSG shall also provide Customer access to reports and/or tools that enable Customer to determine System Availability.

Customer and CSG acknowledge that it is impractical and difficult to determine the actual damages that may proximately result from CSG’s failure to perform certain obligations under the Agreement and any Order Document executed hereunder.  Accordingly, any fee credits provided for under this Attachment 4 and/or Attachment 4-A on account of CSG’s failure to comply with the applicable Availability SLA are (a) liquidated damages, and not a penalty, (b) reasonable and not disproportionate to the presumed damages to Customer from a failure by CSG to comply with such applicable Availability SLA and (c) ****** *** ********** ***** ** ********* ******** ** ******* * *****, Customer’s sole and exclusive remedy under this Exhibit and the Agreement and any applicable Order Document for the failure by CSG to comply with such applicable Availability SLA. *** *** ******* ******* ** *** ********* *** ** **** ** ******** ****** *** ******* ** *** **** ***** ** ***** ******** ****** *** ********** ***** **** *** *** ******** ********** ******.

6.*********** ** ***** *********,

*************** ******** ** *** ******** ** **** ********** ** ** (*) *** ***** ** ******* * ****** ************ ** *** ********** *********** ** ****% ** ****** (i) ****(*) ****** ** *** ****** (**) ***** ****** ****** *** ********** ***** **** ** (**) *** (*) *********** ****** ****** *** ********** ***** ***** ** (*) *** *** ******** ** * **** *** *** ******** **** ******** *** *********** *** * ****** ** ****** (**) ***** ** **** (* “******* *** *******”), *** **** ******* *** ******* *** *** ****** **** * ******* ************ ****** ** ** ******** ****** (** ******* *****), **** ******** ***** **** *** ***** ** ********* *** ** *** ******** ***** ********* **** ** ****** ******** ** *** ********* ** **** ******* *. **** ********** ********* ** * ******* *** ******** ********* ** *** ********* *** ****** ********** (**) **** ** ******* ** ***** ****** ** * ******* ************ **** ******* ** * ******* *** ******** ********* **** ******** ***** ******** ** ********** ******* ****** (* “******* *** ******* *********** ******”) ** **** **** *********** ** ** ********* ** ********** ********** ****** ****** (**) ** *** ******* ****** (***) **** ***** ***** ******* ** *** ******* *** *******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*********** ******* *** ************ *** ****** **** **** ******* ** * ******* *** ******* *********** ******* *** ***** **** ** ***** ** ***** ** ******** ***** ** ******* *** **** * ****** ******* *** ******* *********** ******* ******** ***** ** ****** ** **** ****** *** ***** ** ********* *** ******** ***** ********* *** **** ******** ******* *** *******; ********* ******** **** ******* ****** ***** *** ***** *** ****** ********** ***** ** ********* *** ******** ***** ********* *** * ********** ******* *** ******* **** ****** ********** **** **** ******* **  ** ********** *** ********** ****** *** ***** ** ******* *** ********** ************ *** ** ****** ** ** * *** ***  ****** ******* **** ******** **** *** ******* *** * ******* *** ******* *********** ****** ****** ********** (**) **** ** ********* * ****** ** * ******* ************ (*) ********* ** * ****** ********** ************ *** ** ***** * *** (**) **** **** **** **** **** ** * ******* *** ******** ** **** ***** ******** *** ****** *** *********** ****** ***** **** ******* * ***** ** *** ******* *** ******* **** ****** **** *** ***** * *****  ******** **** ****** ***** *** ****** ******** **** ********** *** *********** ****** ***** **** ******* * **** ******* ** *** ******* *** ******* **** ****** ** ***** ***  ** **** ** **** ******* ** ** “******** ******” ***** (*) *** ***** ***** ******** **** ** *** * ***** ***** ******* ******** ****** *** ******** (********** ** **** ***** *** ***** ***** ******** ** ******** **** ** **** ** ******* *******), (*) *** ***** ***** ****** *** (*) *** ******* ********* ******** ** ******* **** ** ************ ********** ** ** ******** ****** ** * ******* ******  **** *********** *** * ******* *** ******** ******** **** **** ** ********* ** *** ***** **** ** *** *** ********** ******* *** ***** *** **** ******** *** ** ***** ******** ******** ***** ** *** ********* **** ** ************ ******** ************ **** ****** *** *** ******* ************ ******* ******** *** ** ******** ** ** ****** ** * ******* ************ **** ***** **** ** * ******* *** ******** ********** **** *** ********* ****** *** ***** **** *** ********* ********* ** ******** **** ******* ** * ******* *** ******* ***** ** ********** ***** ** ********* ******** ***** ********* ********** **** **** ******* **

7.Excluded Services,

CSG shall not be obligated to fix any Incident or be responsible for a Service Interruption if such Incident or Service Interruption is caused by the following circumstances:

•	Customer has used the Ascendon SaaS Services or Ascendon System other than for its intended purpose as indicated in the Agreement, applicable Order Documents and/or Ascendon Documentation;
•	Customer has incorporated the Ascendon SaaS Services into other software in a manner not identified in an Order Document or otherwise approved in writing (email is acceptable) by CSG;
•

To the extent any source or executable code is delivered by CSG to Customer with respect to a given deployment of the Ascendon System under an Ascendon Service Order, Customer has altered, damaged or modified such code in a manner not identified in an Order Document or otherwise approved by in writing (email is acceptable) by CSG;

•	The Incident is caused by Customer Systems (including, if applicable and by way of example only, a Customer Application, but excluding any software or equipment of CSG) or a Customer Exception;

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

•	The Incident is caused by Customer’s accessing of the Ascendon System or Ascendon SaaS Services other than through a Compatible Interface; and/or
•	The Incident is attributable to the failure by Customer to comply with the Ascendon Web Services Standards.

If CSG has no obligation to fix the reported Incident for one of the reasons stated above, the Parties may enter into a Statement of Work authorizing CSG to provide additional support services.

8.******* ************ ****** *** * ********

** * ******* ************ ****** **** ******* ** * ***** ***** *** ******* ** **** *** ********** ************ ****** ** **** ***** *** ******* ************ ******* *** ******** ** **** ******** **** (*** ** *********** ******** ****) ** ****** *** ******* ****** **** **** ***** ********** ** ******* **** ******* ************ ****** ** *** ********** ***** **** ** ** ******* **** ******* ************ ****** ** ** *** ******** ***** ** *** ******* ****** ****  ********* **** ** ****** *** **** **** ** ********** ** ******* ******* ************ ******* *** *** ********* ** *** ************ ******** *****

*****End of Attachment*****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Attachment 4-A– HOSTING, SUPPORT AND SERVICE LEVEL STANDARDS

SANDBOX ENVIRONMENT

The terms and conditions of this Attachment 4-A apply only to the Sandbox Environment of the Ascendon System and related Ascendon SaaS Services.  0Attachment 4 prescribes the Hosting, Support and Service Level Standards for the Production Environment.

1.Hosting and Support Services.

CSG shall provide Hosting, technical support and operational maintenance for the Sandbox Environment of the Ascendon System as part of the Ascendon SaaS Services.

Technical Support/Operations

Customer may notify CSG of issues with the Sandbox Environment via the web accessible ticket tracking system and direct calls to the ISD.  Support for the Sandbox Environment is available 8:00 am – 6:00 pm Central.

2.Availability of Sandbox Environment

Except for the revised definitions below, the Definitions of Section 1 of Attachment 4 are hereby incorporated into this Section 2 of this Attachment 4-1 and shall apply to the calculation of the Sandbox Availability SLA and any Service Interruption Credit provided in Section 3 below.

As used in this Attachment 4-A:

“Sandbox Availability” shall mean, on and after the first date Customer makes the Ascendon System available to its Consumers, the time during a given calendar month the Sandbox Environment is available to Customer, excluding interruptions caused by Excluded Problems.

CSG shall provide Sandbox Availability of **% (as measured over a calendar month) (the “Sandbox Availability SLA”).

3.Service Credits – Sandbox Availability SLA

For any calendar month after the first date Customer makes the Ascendon System available to its Consumers in which a Service Interruption has occurred, the Parties shall act in good faith to determine whether the Sandbox Availability SLA for the calendar month in question has been achieved.  If (a) CSG fails to achieve the Sandbox Availability SLA for any given calendar month during an applicable Order Term and (b) ******** ** ****** *** ** ******* *** ***** * ***** ******** ******* ***** ** ****** *** ******* *********** (***** ** ********** ******* ** ***), Customer ***** ** ******** ** ****** * ***** for a ******* ******* ************ ****** (** ******* *****) based on the Service Interruption.

If Customer makes a valid claim for a Sandbox Service Interruption Credit, CSG shall, subject to Customer’s review and audit rights, calculate the Sandbox Service Interruption Credit and apply this credit to the following calendar month’s fees.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

** **** ** **** ********** **** “******* ******* ************ ******” ***** **** ******* ** * ***** ******** ***** *** ******* ** *** (i) **** **** ** ******** ** ****** *** ******* ***********(*) ****** **** ******** ***** *** (ii) Interruption Time Percentage.

CSG shall provide Customer access to reports and/or tools that enable Customer to determine the availability of the Sandbox Environment.

4.Excluded Services

CSG’s support obligations pursuant to this Attachment 4-A0 are subject to the exclusions set forth in Section 7 of Attachment 4 – Excluded Services.

*****End of Attachment*****

*****End of Amendment*****